UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving,	Texas	75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On May 5, 2023, Fluor Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2023. A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

The Company includes backlog and new awards data in the Earnings Release. Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress. Although backlog reflects business that is considered to be firm, cancellations, deferrals or scope adjustments may occur. Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, foreign currency exchange fluctuations and project deferrals, as appropriate. New awards measure the total dollar value of work to be performed on contracts awarded in the period. Backlog and new awards measures are regularly reported in the construction industry.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 3, 2023, at the Company's annual meeting of stockholders (the “Annual Meeting”), the Company's stockholders (i) elected Alan M. Bennett, Rosemary T. Berkery, David E. Constable, H. Paulett Eberhart, James T. Hackett, Thomas C. Leppert, Teri P. McClure, Armando J. Olivera and Matthew K. Rose to the Board to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2023 Proxy Statement, as filed with the Securities and Exchange Commission on March 15, 2023 (the “2023 Proxy Statement”); (iii) approved, on an advisory basis, annual advisory votes to approve the Company's executive compensation; and (iv) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2023.

The final voting results for the nine director nominees described in the 2023 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Alan M. Bennett	105,764,232	6,983,172	151,433	12,584,076
Rosemary T. Berkery	106,548,271	6,188,327	162,239	12,584,076
David E. Constable	110,774,960	1,971,068	152,809	12,584,076
H. Paulett Eberhart	96,570,854	16,170,073	157,910	12,584,076
James T. Hackett	107,690,194	5,066,533	142,110	12,584,076
Thomas C. Leppert	108,973,896	3,767,942	156,999	12,584,076
Teri P. McClure	108,994,139	3,749,104	155,594	12,584,076
Armando J. Olivera	108,851,624	3,895,190	152,023	12,584,076
Matthew K. Rose	108,223,096	4,513,031	162,710	12,584,076

The final voting results for proposal 2 described in the 2023 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve the Company’s executive compensation	100,090,596	12,339,976	468,265	12,584,076

The final voting results for proposal 3 described in the 2023 Proxy Statement were as follows:

Proposal	1 Year	2 Year	3 Year	Abstain
Advisory vote to approve the frequency of future advisory votes to approve the Company’s executive compensation	110,389,669	126,620	2,161,707	220,841

The Board determined that an advisory vote on the Company's executive compensation will be held annually until the next vote on the frequency of such votes.

The final voting results for proposal 4 described in the 2023 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Ernst & Young LLP	118,246,712	6,916,751	319,450	–

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on May 5, 2023 announcing its financial results for the quarter ended March 31, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023

FLUOR CORPORATION

By:	/s/Joseph L. Brennan
Joseph L. Brennan
Chief Financial Officer

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